UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               SCHEDULE 14C
             Information Statement Pursuant to Section 14(c)
      of the Securities Exchange Act of 1934 (Amendment No. _______)

Check the appropriate box:

[ ]   Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[X]   Definitive Information Statement

________________________________________________________________________

EPICUS COMMUNICATIONS GROUP, INC.

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required

[ ]   Fee computed on table below per Exchange Act Rules 14c-5(g) and
      0-11

(1)   Title of each class of securities to which transaction applies:
      Common, $.001 par value

(2)   Aggregate number of securities to which transaction applies:
      197,361,156

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      NA

(4)   Proposed maximum aggregate value of transaction:

      NA

(5)   Total fee paid:

      NA






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                           TABLE OF CONTENTS

                                                              PAGE

NOTICE OF ANNUAL MEETING                                        3

INFORMATION CONCERNING VOTING					4

PROPOSALS YOU MAY VOTE ON					4

ITEM 1 - ELECTION OF DIRECTORS					4

NOMINEES FOR THE BOARD OF DIRECTORS				4

ITEM 2 - RATIFICATION OF AUDITORS				5

SECURITY OWNERSHIP OF MANAGEMENT				5

EXECUTIVE COMPENSATION						6
  Summary Compensation Table                                    6

DELIVERY OF DOCUMENT TO SECURITY HOLDERS                        7

ANNUAL REPORT                                                   7

OTHER MATTERS                                                   8

SIGNATURES                                                      8










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                  EPICUS COMMUNICATIONS GROUP, INC.

              NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

      We Are Not Asking You For A Proxy And You Are Requested
                      Not To Send Us A Proxy
      -------------------------------------------------------

                     To Be Held FEBRUARY 3, 2004


The Annual Meeting of the Shareholders of Epicus Communications Group, Inc. (the"Company") will be held on February 3, 2004 at 9:00 AM local time in the Areca Room of the Hilton Palm Beach Airport Hotel, 150 Australian Ave., West Palm Beach, Florida 33406, for the following purposes:

	A. To elect directors to serve the ensuing year and until their successors are elected; and

	B. Ratification of Scott W. Hatfield, CPA as the company's auditors for 2003 and for 2004; and

	C. To transact such other business as may properly come before the meeting or any adjournment of postponement thereof.

	The Board of Directors has fixed the close of business on January 20, 2004 as the record date for determining shareholders entitled to notice and to vote at the Special Meeting or any adjournment thereof. Only shareholders of record of the Company's Common Stock at the close of Business January 20, 2004 are entitled to notice of and to vote at the Special Meeting and any adjournments thereof.

	The number of shares of Common Stock outstanding and entitled to vote at the Special Shareholders' Meeting is 197,361,156. The Company is not asking for a Proxy from any shareholder.

	The enclosed Notice of Meeting provides your with detailed information about the meeting. In addition, you may obtain information about EPICUS COMMUNICATIONS GROUP, INC., from documents filed by EPICUS COMMUNICATIONS GROUP, INC. with the Securities Exchange Commission, copies of which are available by contacting the Company. We encourage you to read this entire document carefully.

                                 By Order of The Board of Directors:


                                                  /s/Gerard Haryman
                                     -------------------------------
                                                  Pres./CEO/Director
                                                    January 21, 2004




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                 EPICUS COMMUNICATIONS GROUP, INC.

              NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

       We Are Not Asking You For A Proxy And You Are Requested
                       Not To Send Us A Proxy

                     To Be Held FEBRUARY 3, 2004


                    INFORMATION CONCERNING VOTING


General

	The Company is not soliciting proxies; The Board has a sufficient number of votes committed to the lection of the slate of directors and the confirmation of the independent auditions. Therefore, it is not necessary that the Board solicit proxies from the shareholders.

Voting Rights

	The holders of record of Common Stock at the close of business on January20, 2004 will be entitled to notice and to vote at the Annual Meeting. At the close of Business on January 20, 2004 the Company had outstanding and entitled to vote 197,361,156 shares of Common Stock and Preferred Shares with voting rights totaling 197,361,156 shares.


                           PROPOSAL 1

There are three nominees for the Board positions that are authorized pursuant to the company's Bylaws as of the date of the Annual Meeting. Each director to be elected will hold office until the next annual meeting of stockholders and until a successor is elected and has qualified, or until such director's earlier date, resignation or removal. Each nominee listed below is current a director of the Company. The candidates receiving the highest number of affirmative votes of the shares entitled to be voted will be elected directors of the Company. Each person nominated for election has agreed to serve if elected and management has no reason to believe that any nominee will be unable to serve.

	The current Board of Directors recommend a vote in favor of each named nominee below:

Gerard Haryman, has served as our Chairman of the Board, President and Chief Executive Officer since January of 1996. Previously and concurrently, since 1981 to the present, Mr. Haryman has been President and Chief Executive Officer of SA, Sitmo, of Paris, France, developers and builders of commercial and residential properties
throughout Europe.   Mr. Haryman has also been involved in the
development of residential property in the Palm Beach area since 1988, and during that period has also served on the Board of Directors of several other companies, both public and private. Mr. Haryman attended the "Institute General de Finance" in Paris, France majoring in finance and administration.

Thomas N. Donaldson, since February of 1993, Mr. Donaldson has been an officer and director of Phoenix, and of Trident Environmental Systems, Phoenix's predecessor. Prior to his entering the public company arena,



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he had a background in the electronic media, both television and radio. Before being promoted to executive level management, he was an award winning Producer/Director at both the local and network levels. Additionally, he was a majority partner in the television production company, "American Televent", which produced commercials and syndicated programming. Mr. Donaldson attended both the University of Miami and the University of Paris.

Timothy Palmer, has been President of HDX 9000, Inc., West Palm Beach, Florida, a computer and business consulting firm since October 1993, now a wholly-owned subsidiary of the Company, and a Director of the Company since July 1997. from March 1997 to the present, he has been President of Quality Advantage, Ltd. of Kingston, Jamaica, a computer and business consulting firm. Prior to October 1993, he was manager of the Palmer Family Trust in London, England. Mr. Palmer holds a Bachelor of Commerce Degree from McGill University in Montreal, Canada.

                             PROPOSAL 2

               RATIFICATION OF APPOINTMENT OF AUDITORS

The Board of Directors, has selected the firm of Scott Hatfield, CPA to audit the consolidated financial statements of the Company for the fiscal year ending May 31, 2004, and has directed that its selection of independent auditors be submitted for ratification by the stockholders at the Annual Meeting. In the event of a negative vote on ratification, the Board of Directors will reconsider its selection.

	Scott Hatfield, CPA has served as the auditors for the Company for the 2003 fiscal year. Representatives of Scott Hatfield, CPA have been invited to attend but are unable to be physically present. However, it is expected that they will be available by telephone at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so, and to respond to appropriate questions.

	The Board of Directors recommends that you vote FOR the approval and ratification of Scott Hatfield, CPA as independent auditors.


     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of the Company's common Stock as of January 20, 2004, by:
(i) each director and nominee for director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all executive officers and directors of the Company as a group; and (iv) all those know by the Company to be beneficial owners of more that five percent of it Common Stock.

	Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 197,361,156 shares outstanding on January 20, 2004, adjusted as required by rules promulgated by the Securities and Exchange Commission.



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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
--------------------------------------------------------------

Name and Address                Common Stock    Percentage of Class
----------------                ------------    -------------------
Gerard Haryman
President/CEO
1750 Osceola Drive
West Palm Beach, FL  33409        54,273,948            27.5%

Thomas Donaldson
VP/COO, Director
1750 Osceola Drive
West Palm Beach, FL  33409           113,000              *

Timothy Palmer, Director
1750 Osceola Drive
West Palm Beach, FL  33409           500,000              *

All Directors and Executive
Officers as a Group               54,886,948            27.8%


* less than 1%


EXECUTIVE COMPENSATION


                     Summary Compensation Table
                     --------------------------


Name and                                  Other                                             All
Principal                                 Annual     Restricted      Options/     LTIP     Other
Position            Year       Salary     Bonus     Compensation      Stock      SARs(#)   Comp.
---------           ----     ----------   ------    ------------     --------    -------   -----

Gerard Haryman      1997     250,000(1)    -0-           -0-           -0-         -0-      -0-
Pres/CEO,           1998     250,000(1)    -0-           -0-           -0-         -0-      -0-
acting CFO          1999     250,000(1)    -0-           -0-           -0-         -0-      -0-
                    2000     250,000(1)    -0-           -0-           -0-         -0-      -0-
                    2001     250,000(1)    -0-           -0-           -0-         -0-      -0-
                    2002     250,000(1)    -0-           -0-           -0-         -0-      -0-
                    2003     250,000(1)    -0-           -0-           -0-         -0-      -0-


Thomas Donaldson    1997     104,000(1)    -0-           6,000         -0-         -0-      -0-
Vice Pres/COO       1998     104,000(1)    -0-           -0-           -0-         -0-      -0-
and Director        1999     104,000(1)    -0-           -0-           -0-         -0-      -0-
                    2000     104,000(1)    -0-           2,000         -0-         -0-      -0-
                    2001     104,000(1)    -0-           9,000         -0-         -0-      -0-
                    2002     104,000(1)    -0-           -0-           -0-         -0-      -0-
                    2003     104.000(1)    -0-           -0-           -0-         -0-      -0-

(1) Due to our cash position, Mr. Haryman and Mr. Donaldson have deferred payment of their salaries and bonuses.


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Employment Agreements

	As of January 20, 2004 the Company has no memorialized Employee Agreements, however discussions are ongoing between the Company and its President and Vice President as to the formalization of their terms of employment. When those discussions are complete and the terms have been agreed upon, the Company will file the required notification with the Securities and Exchange Commission.


          MULTIPLE SHAREHOLDERS SHARING THE SAME ADDRESS


Recent Changes in the regulations regarding the delivery of copies of proxy materials and annual reports to shareholders permit the Company to send one annual report and proxy statement to multiple shareholders who share the same address under certain circumstances, unless otherwise requested. This practice is known as "house holding". If a shareholder sharing an address who now receives only one copy of the Company's annual report and proxy statement per household wishes to receive separate copies of these materials, then the shareholder should contact Epicus Communications Group, Inc., at 1750 Osceola Drive, West Palm Beach Florida 33409, Telephone 561-688-0440.. If a shareholder of record sharing an address who currently receives multiple copies, of the Company's annual report and proxy statement wishes to receive only one copy of the materials per household in the future, then the shareholder should also contact the Company by mail or telephone as instructed above.


                          ANNUAL REPORT


	The Company elects to submit a copy of its Form 10KSB, filed with the Commission on September 10, 2003 to the shareholders in lieu of an annual report. The form 10-KSB is available on the Company's web site, http://www.epicus.com and on the web site of both Edgar-Online at http://www.edgar.com and the web site of the Securities and Exchange Commission, http://www.SEC.gov. Copies may also be obtained directly from the Company as described in the paragraph above.



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                           OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the Directors to recommend to the shareholders present to vote on such matters in accordance with their best judgment.


                            SIGNATURES


                                     EPICUS COMMUNICATIONS GROUP, INC.


Date:   January 22, 2004                           /s/Gerard Haryman
                                            --------------------------
                                                     Pres./CEO/Director
                                                       January 22, 2004



















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